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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 14, 2005
                                                   -----------------


                               Getty Realty Corp.
                               -------------------
               (Exact name of registrant as specified in charter)



       Maryland                 001-13777                   11-3412575
       --------                 ---------                   ----------
      (State of                (Commission                (IRS Employer
    Organization)              File Number)             Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                             11753
------------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (516) 478-5400
                                                     --------------


                                 Not Applicable
                    ----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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Item 2.02. Results of Operations and Financial Condition

         On February 14, 2005, Getty Realty Corp. announced its earnings for the quarter and year ended December 31, 2004. A copy of the press release announcing these earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number      Description
-------     -----------
99.1        Press Release, dated February 14, 2005, issued by Getty Realty Corp.

         The information contained in Item 2.02 and exhibit 99.1 to this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Getty Realty Corp.
                                        (Registrant)



Date: February 14, 2005              By:  /s/Thomas J. Stirnweis
                                          ------------------------------
                                          Thomas J. Stirnweis
                                           Vice President, Treasurer and
                                           Chief Financial Officer



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INDEX TO EXHIBITS
-----------------

Exhibit        Description
-------        -----------

Exhibit 99.1   Press Release, dated February 14, 2005, issued by Getty Realty
               Corp.